SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

BCSB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	333-148745	26-1424764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236

(Address of principal executive offices) (Zip Code)

(410) 256-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 11, 2008, BCSB Bankcorp, Inc., the holding company for Baltimore County Savings Bank, F.S.B. (the “Bank”), announced that in order to give potential purchasers in the offering an opportunity to consider the impact of BCSB Bankcorp’s recent announcement of the termination of the Supervisory Agreement by the Office of Thrift Supervision, BCSB Bancorp has extended the termination date for the subscription and community offering until 3:00 p.m., Eastern Time, on April 2, 2008. For more information, reference is made to the Company’s press release dated March 14, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
99.1	Press Release Dated March 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2008	By:	/s/ David M. Meadows
David M. Meadows
Executive Vice President, General Counsel and Secretary